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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (date of earliest event reported): March 21, 2003


                                  POPULAR, INC.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)


         Puerto Rico                   0-13818                   66-0416582
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
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


209 Munoz Rivera Avenue, Hato Rey, Puerto Rico                        00918
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   (Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (787) 765-9800
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ITEMS 1-4.  Not Applicable.

ITEM 5.     OTHER EVENTS.

The exhibits listed in Item 7 below are hereby incorporated herein by reference.

ITEM 6.     Not Applicable.

ITEM 7.     EXHIBITS

         (1)(a) Distribution Agreement, dated March 21, 2003, among Popular, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Keefe, Bruyette & Woods, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Popular Securities, Inc. and UBS Warburg LLC.

         (1)(b) Distribution Agreement, dated March 21, 2003, among Popular North America, Inc., Popular, Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Keefe, Bruyette & Woods, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Popular Securities, Inc. and UBS Warburg LLC.

         (4)(a) Senior Indenture of Popular, Inc., dated as of February 15, 1995, as supplemented by the First Supplemental Indenture thereto, dated as of May 8, 1997, each between Popular, Inc. and Bank One, NA (formerly known as The First National Bank of Chicago), as trustee (incorporated by reference from Exhibit 4(d) to the Registration Statement No. 333-26941 of Popular, Inc., Popular International Bank, Inc. and Popular North America, Inc., as filed with the SEC on May 12, 1997).

         (4)(b) Second Supplemental Indenture of Popular, Inc., dated as of August 5, 1999, between Popular, Inc. and Bank One, NA (formerly know as The First National Bank of Chicago), as trustee (incorporated by reference from Exhibit 4(e) to Popular, Inc.'s Current Report on Form 8-K (File No. 002-96018), dated August 5, 1999, as filed with the SEC on August 17, 1999).

         (4)(c) Senior Indenture of Popular North America, Inc., dated as of October 1, 1991, as supplemented by the First Supplemental Indenture thereto, dated as of February 28, 1995, and the Second Supplemental Indenture thereto, dated as of May 8, 1997, each among Popular North America, Inc., Popular, Inc., as guarantor, and Bank One, NA (formerly known as The First National Bank of Chicago), as trustee (incorporated by reference to Exhibit 4(f) to the Registration Statement No. 333-26941 of Popular, Inc., Popular International Bank, Inc. and Popular North America, Inc., as filed with the SEC on May 12, 1997).

         (4)(d) Third Supplemental Indenture of Popular North America, Inc., dated as of August 5, 1999, among Popular North America, Inc., Popular, Inc., as guarantor, and Bank One, NA (formerly known as The First National Bank of Chicago), as trustee (incorporated by reference from Exhibit 4(h) to Popular, Inc.'s Current Report on Form 8-K (File No. 002-96018), dated August 5, 1999, as filed with the SEC on August 17, 1999).

         (4)(e)   Form of Fixed Rate Medium-Term Note, Series 4, of Popular,
                  Inc.

         (4)(f)   Form of Floating Rate Medium-Term Note, Series 4, of Popular,
                  Inc.

         (4)(g) Form of Fixed Rate Medium-Term Note, Series E, of Popular North America, Inc., endorsed with the guarantee of Popular, Inc.

         (4)(h) Form of Floating Rate Medium-Term Note, Series E, of Popular North America, Inc., endorsed with the guarantee of Popular, Inc.

         (10)(a) Administrative Procedures governing Medium-Term Notes, Series 4, of Popular, Inc.

         (10)(b) Administrative Procedures governing Medium-Term Notes, Series E, of Popular North America, Inc., fully guaranteed by Popular, Inc.

         (10)(c) Interest Calculation Agency Agreement, dated as of August 6, 1999, between Popular, Inc. and Bank One, NA (formerly known as The First National Bank of Chicago) (incorporated by reference from Exhibit 10(c) to Popular, Inc.'s Current Report on Form 8-K (File No. 002-96018), dated August 5, 1999, as filed with the SEC on August 17, 1999).

         (10)(d) Interest Calculation Agency Agreement, dated as of August 6, 1999, between Popular North America, Inc. and Bank One, NA (formerly known as The First National Bank of Chicago) (incorporated by reference from Exhibit 10(d) to Popular, Inc.'s Current Report on Form 8-K (File No. 002-96018), dated August 5, 1999, as filed with the SEC on August 17, 1999).

ITEMS    8-9.     Not Applicable.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    POPULAR, INC.

Date: March 25, 2003            By: /s/ Jorge A. Junquera
                                    ------------------------------------------
                                    Name: Jorge A. Junquera
                                    Title: Senior Executive Vice President

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